UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 28, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 28, 2013 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”), through SIR Buda Ranch, LLC (“SIR Buda”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired from a third party seller a fee simple interest in a 264-unit multifamily residential community located in Buda, Texas, commonly known as Vantage at Buda (the “Buda Property”). SIR Buda acquired the Buda Property for an aggregate purchase price of $23,000,000, excluding closing costs. SIR Buda financed the payment of the purchase price for the Buda Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $17,030,000 from Berkadia Commercial Mortgage LLC, pursuant to the requirements of the Fannie Mae Multifamily DUS Loan Program.
On the Closing Date, the Company initiated the process to re-name the Buda Property to Trails at Buda Ranch. The Buda Property will be commonly referred to as Trails at Buda Ranch.
On March 28, 2013, the Company, through SIR Deep Deuce, LLC (“SIR Deep Deuce”), a wholly-owned subsidiary of the Operating Partnership, acquired from a third party seller a fee simple interest in a 294-unit multifamily residential community located in Oklahoma City, Oklahoma, commonly known as the Deep Deuce at Bricktown Apartments (the “Deep Deuce Property”). SIR Deep Deuce acquired the Deep Deuce Property for an aggregate purchase price of $38,220,000, excluding closing costs. SIR Deep Deuce financed the payment of the purchase price for the Deep Deuce Property with a combination of (1) proceeds from the Company’s public offering and (2) the assumption of an existing mortgage loan from Citibank, N.A., as Trustee for the Registered Holders of Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K703, in the original principal amount of $24,200,000.
On March 28, 2013, the Company distributed a press release announcing the completion of the acquisition of the Buda Property and the Deep Deuce Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated March 28, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	March 28, 2013	By:	/s/ Ella Shaw Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated March 28, 2013